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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported)  December 31, 1998



                                  __________



                          LOCKHEED MARTIN CORPORATION
            (Exact name of registrant as specified in its charter)



          MARYLAND                    1-11437                    52-1893632
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


6801 ROCKLEDGE DRIVE, BETHESDA, MARYLAND                            20817
(Address of principal executive offices)                          (Zip Code)



                                (301) 897-6000
             (Registrant's telephone number, including area code)



                                 __________



                                NOT APPLICABLE
            (Former name or address, if changed since last report)


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

Item 5.  Other Events


     On October 22, 1998, the Board of Directors of Lockheed Martin Corporation (the "Corporation") declared a two-for-one stock split of the Corporation's common stock ("Common Stock") in the form of a stock dividend of one share of Common Stock for each share of Common Stock outstanding. The dividend was payable on December 31, 1998 to stockholders of record at the close of business on December 1, 1998. In accordance with the rules and regulations of the Securities and Exchange Commission, the Corporation hereby increases the number of shares of Common Stock registered for use in connection with each of the following employee benefit plans as follows:


     (i) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Martin Marietta Corporation 1979 Stock Option Plan for Key Employees, the Martin Marietta Corporation 1984 Stock Option Plan for Key Employees, the Martin Marietta Corporation Amended Omnibus Securities Award Plan, the Lockheed Corporation 1982 Employee Stock Purchase Program, the Lockheed Corporation 1986 Employee Stock Purchase Program and the Lockheed Corporation 1992 Employee Stock Option Program on Post-Effective Amendment No. 1 to Registration Statement Number 33-57645 on Form S-8 to Registration Statement on Form S-4 is hereby increased from 7,829,349 shares to 15,658,698 shares;


     (ii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Directors Deferred Stock Plan on Registration Statement Number 33-58073 on Form S-8 is hereby increased from 50,000 shares to 100,000 shares;


     (iii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Performance Sharing Plan for Puerto Rico Employees on Registration Statement Number 33-58075 on Form S-8 is hereby increased from 70,000 shares to 140,000 shares;


     (iv) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation 1995 Omnibus Performance Award Plan on Registration Statement Numbers 33-58077 and 333-69295 on Form S-8 is hereby increased from 20,500,000 shares to 41,000,000 shares;


     (v) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Sandia Corporation Savings and Income Plan and the Sandia Corporation Savings and Security Plan on Registration Statement Number 33-58079 on Form S-8 is hereby increased from 1,000,000 shares to 2,000,000 shares;

     (vi) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Corporation Hourly Employees Savings and Stock Investment Plan Fort Worth and Abilene Divisions on Registration Statement Number 33-58081 on Form S-8 is hereby increased from 1,500,000 shares to 3,000,000 shares;


     (vii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Performance Sharing Plan on Post-Effective Amendment No. 1 to Registration Statement Number 33-58083 on Form S-8 and Registration Number 333-58069 on Form S-8 is hereby increased from 2,105,000 shares to 4,210,000 shares;


     (viii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Savings and Investment Plan for Hourly Employees on Registration Statement Number 33-58085 on Form S-8 is hereby increased from 96,756 shares to 193,512 shares;


     (ix) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Salaried Employees, the Lockheed Martin Energy Systems, Inc. 401(k) Savings Plan for Hourly Employees, and the Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees on Registration Statement Number 33-58089 on Form S-8 is hereby increased from 475,772 shares to 951,544 shares;


     (x) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Lockheed Martin Corporation Salaried Savings Plan on Registration Statement Numbers 33-58097, 333-20117 and 333-58069 on Form S-8 is hereby increased from 46,662,406 shares to 93,324,812 shares;


     (xi) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Lockheed Space Operations Company Hourly Employee Investment Plan on Registration Statement Numbers 33-58097 and 333-20117 on Form S-8 is hereby increased from 600,000 shares to 1,200,000 shares;


     (xii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Energy Systems Inc. Savings Program on Registration Statement Number 333-06255 on Form S-8 is hereby increased from 500,000 shares to 1,000,000 shares;

     (xiii) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Operation Support Savings Plan on Registration Statement Numbers 333-58069 and 33-37069 on Form S-8 is hereby increased from 525,000 shares to 1,050,000 shares;


     (xiv) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Retirement Savings Plan on Registration Statement Number 333-37069 on Form S-8 is hereby increased from 75,000 shares to 150,000 shares; and


     (xv) the number of shares of Common Stock registered (including shares previously issued pursuant to the following plans) in connection with the Lockheed Martin Hourly Employee Savings Plan Plus on Registration Statement Numbers 333-20117 and 33-58097 on Form S-8 is hereby increased from 2,900,000 shares to 5,800,000 shares.



  In addition, the Corporation hereby increases the number of shares of Common Stock registered (including shares previously issued pursuant to the following plan) in connection with the Lockheed Martin Corporation Dividend Reinvestment and Stock Purchase Plan on Registration Statement Number 33-58067 on Form S-3 from 1,000,000 shares to 2,000,000 shares.

  This Current Report on Form 8-K is being used to reflect the increased number of shares registered for use in connection with the above-referenced dividend reinvestment and stock purchase plan and the above-referenced employee benefit plans of the Corporation pursuant to Rule 416 and the undertaking of the Corporation set forth in each of the above referenced registration statements pursuant to Item 512(a) of Regulation S-K, which permits such information to be included in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 where such periodic reports are incorporated by reference into the respective registration statement.

                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LOCKHEED MARTIN CORPORATION


                                      /s/MARIAN S. BLOCK
                                      ----------------------------
                                        Marian S. Block
                                        Associate General Counsel and Assistant
                                          Secretary



31 December 1998